Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

In connection with the Quarterly Report of Bio-En Holdings Corp. (the “Company”) on Form 10-Q for the period ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), Baruch Adika, President of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Baruch Adika
Baruch Adika
President
(Principal Executive Officer)

Dated: October 17, 2019